UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) June 3, 2025

Rocket Companies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39432	84-4946470
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1050 Woodward Avenue Detroit, MI 48226
(Address of principal executive offices) (Zip Code)

(313) 373-7990
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock, par value $0.00001 per share	RKT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On June 3, 2025 and June 5, 2025, Rocket Companies, Inc. (the “Company”), announced and priced, respectively, the private offering of $2.0 billion aggregate principal amount of 6.125% senior notes due 2030 and $2.0 billion aggregate principal amount of 6.375% senior notes due 2033 (collectively, the “Notes” and such offering, the “Offering”).

The Notes will initially be fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by Rocket Mortgage, LLC (“Rocket Mortgage”) and each of Rocket Mortgage’s domestic subsidiaries that are issuers or guarantors under Rocket Mortgage’s existing senior notes. Upon the consummation of the previously announced proposed acquisition of Redfin Corporation (“Redfin” and such acquisition, the “Redfin Acquisition”), the Notes will also be guaranteed, on a senior unsecured basis, by Redfin. Upon the consummation of the previously announced proposed acquisition of Mr. Cooper Group Inc. (“Mr. Cooper” and such acquisition, the “Mr. Cooper Acquisition”), the Notes will also be guaranteed, jointly and severally, on a senior unsecured basis, by Mr. Cooper and each of Mr. Cooper’s subsidiaries that are issuers or guarantors of existing senior notes of Nationstar Mortgage Holdings Inc.’s, a subsidiary of Mr. Cooper (“NMH”).

The Company intends to use the proceeds from the Offering to (i) on the closing date for the Mr. Cooper Acquisition, redeem NMH’s 5.000% senior notes due 2026, 6.000% senior notes due 2027 and 5.500% senior notes due 2028 at redemption prices equal to 100% of the principal amount of such notes, plus accrued and unpaid interest to, but excluding, the redemption date (the “Redemption”), (ii) pay fees and expenses related to the Offering and the Redemption, (iii) at the Company’s discretion, redeem, purchase (including, if required, in a change of control offer) and/or amend NMH’s 6.500% senior notes due 2029, 5.125% senior notes due 2030, 5.750% senior notes due 2031 and 7.125% senior notes due 2032 and pay fees and expenses in connection therewith and (iv) after the consummation of the Mr. Cooper Acquisition, repay secured debt of the Company and its subsidiaries (including Redfin, Mr. Cooper and their subsidiaries).

The Offering is not contingent on the consummation of the Redfin Acquisition or the Mr. Cooper Acquisition. The Notes will be subject to a special mandatory redemption if the Mr. Cooper Acquisition is not consummated by September 30, 2026, and a partial special mandatory redemption 45 days after the Mr. Cooper Acquisition for any of the Notes proceeds that are not, within 45 days of the Mr. Cooper Acquisition, used in the Redemption or the repayment of other secured debt of the Company and its subsidiaries.

Copies of the press releases announcing the Offering and the pricing of the Offering are attached to this Current Report on Form 8-K (this “Current Report”) as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated by reference herein.

The Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”) or the securities laws of any state or other jurisdiction, and may not be offered or sold in the United States or to U.S. persons absent registration or an applicable exemption from such registration requirements. Accordingly, the Notes are being offered and sold only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

This Current Report on Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy, nor will there be any sale of, the Notes in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated June 3
99.2	Press release, dated June 5
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which involve risks and uncertainties. These forward-looking statements are generally identified by the use of forward-looking terminology, including the terms “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” and, in each case, their negative or other various or comparable terminology. All statements other than statements of historical facts, including statements regarding the Redfin Acquisition, the Mr. Cooper Acquisition, the collapse of our Up-C structure, our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market growth are forward-looking statements. As you read this Current Report, you should understand that these statements are not guarantees of performance or results. They involve known and unknown risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in our Annual Report on the Form 10-K for the fiscal year ended December 31, 2024, filed with the Securities and Exchange Commission (the “SEC”) on March 3, 2025, as amended by the Form 10-K/A, filed with the SEC on April 28, 2025, and our Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, filed with the SEC on May 9, 2025. Although we believe that these forward-looking statements are based upon reasonable assumptions, you should be aware that many factors could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. The forward-looking statements made herein are made only as of the date of this Current Report. We expressly disclaim any intent, obligation or undertaking to update or revise any forward-looking statements made herein to reflect any change in our expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 5, 2025

ROCKET COMPANIES, INC.

By:	/s/ Noah Edwards
Name:	Noah Edwards
Title:	Chief Accounting Officer